UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2016

INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Technology Park Drive
Suite 200
Billerica, Massachusetts 01821
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2016, the Board of Directors (the “Board”) of Insulet Corporation (the “Company”) approved the following appointments and modifications to the Company’s Board and executive officer leadership team and structure:

Board Leadership:

  Patrick J. Sullivan, President, Chief Executive Officer and Director since September 2014, has been appointed Chairman of the Board, effective immediately. He will continue to serve as Chief Executive Officer. Mr. Sullivan recused himself from deliberations and voting with respect to his appointment by the Board as Chairman of the Board, which appointment otherwise was unanimous.
  Dr. Jessica Hopfield recently succeeded Dr. John Fallon as Lead Independent Director, and the Board has reaffirmed her appointment as Lead Independent Director. Dr. Fallon continues to serve on the Board as an independent, outside director. Dr. Hopfield also serves as Chairperson of the Board of Trustees of the Joslin Diabetes Center and is a strategic advisor and investor in start-up healthcare firms. She previously was a partner of McKinsey & Company in their Global Pharmaceuticals and Medical Devices Practice.
  Seven of the eight seats on the Board continue to be filled by outside directors, each of whom is independent under applicable listing rules of the Nasdaq Stock Exchange.

Executive Officer Leadership:

  Shacey Petrovic, President, Diabetes Products since February 2016 after joining the Company as Chief Commercial Officer in February 2015, has been appointed President and Chief Operating Officer, effective immediately. In this newly-created position, she will continue to work closely with Mr. Sullivan to further improve Insulet’s operational capabilities and capitalize on new growth opportunities and will be responsible for overseeing the Company’s Drug Delivery product line.
  Daniel Levangie, President, Drug Delivery, has informed the Company that he plans to retire at the end of 2016. Ms. Petrovic will assume Mr. Levangie’s responsibilities and Mr. Levangie will continue with the Company through the end of the year to assist with a seamless transfer of responsibilities.

Item 7.01.	Regulation FD Disclosure.

On October 19, 2016, the Company issued a press release regarding certain of the matters described above. That press release is furnished herewith as Exhibit 99.1.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.
Exhibit No.	Description
99.1	Press Release, dated October 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

October 19, 2016	By:	/s/ Michael L. Levitz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 19, 2016